SENTRY FUND, INC.
                                 ANNUAL REPORT
                                OCTOBER 31, 2001

                                NO SALES CHARGES
                               NO REDEMPTION FEES
                                  NO 12b-1 FEES

                               SENTRY FUND, INC.
             1800 North Point Drive Stevens Point, Wisconsin 54481

MESSAGE TO SHAREHOLDERS                                         December 6, 2001

The economy and the markets were in a declining trend prior to the tragic events of September 11. The terrorist attack has exacerbated and possibly lengthened the economic downturn. The Federal Reserve continues to reduce interest rates to stimulate a recovery. Congress and the White House are also working to finalize a stimulus package to help business and the consumer. Stimulative monitory and fiscal policy should lead to an economic recovery, but it will most likely be in the second half of 2002.

Real Gross Domestic Product (GDP) recorded a flat second quarter of 2001, and early indications are for a negative growth rate in the third quarter. We expect to see at least two more quarters of negative growth in GDP.

Congress and the Federal Reserve are attempting to prime the economic pump with cash. The Fed has cut interest rates ten times in the last twelve months. Despite the flood of liquidity over the last sixty days, consumer confidence remains near historic lows.

Stocks have recovered from the rapid decline following September 11. We believe the worst may be over for the stock markets, and the most likely scenario is one to two quarters of sideways movement until consumer confidence improves.

We appreciate your participation and support of the Sentry Fund. We look forward to your continued participation in the future.

Sincerely,

James J. Weishan
President


Average Annual Total Return** Periods Ended October 31, 2001

                           1 year       5 year       10 year

Sentry Fund ............  -18.47%       2.39%          6.71%
S&P 500 ................  -24.89%      10.09%         12.78%
Russell 2000 ...........  -12.54%       6.17%         10.42%

**Total Return is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance, and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investors original cost. This data is derived by Sentry Equity Services, Inc.

The S&P 500 Index and the Russell 2000 Index are unmanaged indexes generally considered to be representative of stock market activity.

PORTFOLIO OF INVESTMENT SECURITIES  October 31, 2001   SENTRY FUND, INC.
                                                         Value
Shares          COMMON STOCKS (97.8%)                   (Note 1)
--------------------------------------------------------------------------------
                        BASIC MATERIALS (1.6%)
4,900           Air Products & Chemicals                $196,196
9,964           Alcoa Inc.                               321,538
4,600           International Paper Co.                  164,680
4,100           Praxair, Inc.                            193,438
2,900           Sigma Aldrich Corp.                      108,808

                BUSINESS SERVICE (4.3%)
60,000#         Administraff, Inc.                     1,349,400
30,000#         Fiserv, Inc.                           1,115,700
7,000           Interpublic Group Cos. Inc.              157,150
                CAPITAL GOODS (5.2%)
4,500           Caterpillar Inc.                         201,240
3,900           Emerson Electric Co.                     191,178
53,100          General Electric Co.                   1,933,371
3,600           Honeywell Intl. Inc.                     106,380
9,800#          Jabil Circuit Inc.                       207,760
12,000#         Sanmina Corp.                            181,680
12,900#         Solectron Corp.                          158,670
4,200           United Technologies Corp.                226,338

                COMPUTER EQUIPMENT (5.4%)
21,900#         ADC Telecomunications                     99,645
4,521#          Agilent Technologies, Inc.               100,683
15,500#         Dell Computer Corp.                      371,690
8,500           Hewlett-Packard Co.                      143,055
15,000          Intl. Business Machines Corp.          1,621,050
8,000#          Juniper Networks, Inc.                   177,520
24,300#         Lucent Technologies                      162,810
14,000          Motorola Inc.                            229,180
4,700#          Qualcomm Inc.                            230,864
14,500#         Tellabs Inc.                             197,925

                CONSUMER PRODUCTS (0.9%)
4,800           Gillette Co.                             149,232
5,700           Proctor & Gamble Co.                     420,546

                DRUG & HEALTH CARE (15.6%)
7,000           Abbott Laboratories                      370,860
6,000#          Amgen Inc.                               340,920
4,200           Baxter International Inc.                203,154
12,100#         Boston Scientific Corp.                  275,154
10,600          Bristol-Myers Squibb Co.                 566,570
5,650           Cardinal Health Inc.                     379,172
5,600           Eli Lilly and Co.                        428,400
7,000#          Guidant Corp.                            290,570
15,000          HCA Inc.                                 594,900
8,000#          Healthsouth Corp.                        104,160
13,500          Johnson & Johnson                        781,785
6,700#          Medtronic Inc.                           270,010
9,900           Merck & Co., Inc.                        631,719
46,050          Pfizer Inc.                            1,929,495
7,100           Pharmacia Corp.                          287,692
6,700           Quintiles Transnational Corp.            106,262
9,800           Schering-Plough Corp.                    364,364
10,000#         Tenet Healthcare Corp.                   575,200
20,000#         Universal Health Services                807,800
2,400#          Watson Pharmaceutical Inc.               114,432
5,660           Zimmer Holdings Inc.                     174,951

                ENERGY (5.6%)
2,900           Anadarko Petroleum Corp.                165,445
1,700           Apache Corp.                             87,720
3,200           Burlington Resources Inc.               119,200
2,600           Devon Energy Corp.                       99,580
29,700          Exxon Mobil Corporation               1,171,665
3,900#          Nabors Industries Inc.                  119,886
6,500           Occidental Petroleum Corp.              164,580
2,200           Phillips Petroleum Co.                  119,702
9,300           Royal Dutch Petroleum Co.               469,743
2,500           Schlumberger Ltd.                       121,050
20,000#         Swift Energy Co.                        473,000
6,600           Transocean Sedco Forex Inc.             198,990
3,700           Unocal Corp.                            119,140

                ENTERTAINMENT (2.8%)
8,700           Carnival Corp.                          189,486
45,000#         Championship Auto Racing Teams          576,000
4,000#          Clear Channel Communications            152,480
14,300          Disney (Walt) Co. (The)                 265,837
5,800#          Univision Communications Inc.           145,000
10,800#         Viacom Inc. Class B                     394,308

                FINANCIAL (15.4%)
12,200          American Express Co.                    359,046
55,000#         Amsouth Bancorporation                  950,950
23,119          Associated Banc-Corp.                   795,756
10,000          Bank of America Corp.                   589,900
8,600           Bank of New York Cos. Inc.              292,486
29,400          Citigroup Inc.                        1,338,288
50,000          Compass Bancshares Inc.               1,251,500
6,500           Federal National Mortgage Assoc.        526,240
20,000          Fifth Third Bancorp                   1,128,400
6,500           Mellon Financial Corp.                  218,400
3,600           Merrill Lynch Co. Inc.                  157,356
11,310          Morgan (JP) Chase & Co.                 399,922
6,700           Morgan Stanley Dean Witter Co.          327,764
4,300           Unumprovident Corp.                      96,449
18,600          US Bancorp                              330,708
9,700           Wachovia Corporation                    277,420
10,700          Wells Fargo Co.                         422,650

                FOOD & BEVERAGES (2.2%)
3,700           Anheuser-Busch Cos. Inc.                154,142
10,900          Coca-Cola Co.                           521,892
12,900#         Kroger Co.                              315,534
7,800           PepsiCo, Inc.                           379,938

                HOMEBUILDING (0.2%)
3,700           KB Home Corp.                           109,335
                INSURANCE (5.6%)
9,600           Allstate Corp.                          301,248
12,650          American Intl Group, Inc.               994,290
3,800           Lincoln National Corp.                  160,930
37,600          MGIC Investment                       1,945,424

                INTERNET (1.2%)
22,850#         AOL Time Warner Inc.                    713,149

                MANUFACTURING (7.8%)
10,800          Black & Decker Corp.                    357,372
70,000          Manitowoc Co. Inc.                    1,925,000
50,800          Tyco International Ltd.               2,496,312

                RESTAURANT (5.0%)
10,700          McDonalds Corp.                         278,949
75,000#         Rare Hospitality Intl. Inc.           1,367,250
60,000          Ruby Tuesday, Inc.                    1,034,400
36,750#         Steak n Shake Co. (The)                 393,225

                RETAIL (5.1%)
4,700#          Costco Wholesale Corp.                  177,801
7,100           CVS Corp.                               169,690
4,000#          Federated Department Stores             127,960
8,600           GAP Inc.                                112,402
13,800          Home Depot Inc.                         527,574
7,300           Target Corp.                            227,395
24,000          Wal-Mart Stores, Inc.                 1,233,600
17,600          Walgreen                                569,888

                SEMICONDUCTORS (1.0%)
5,800           Linear Technology Corp.                 225,040
5,000#          LSI Logic Corp.                          84,750
10,000          Texas Instruments Inc.                  279,900

                SOFTWARE & SERVICES (4.9%)
9,500#          BMC Software Inc.                       143,165
3,600#          Citrix Systems Inc.                      84,240
4,200           Computer Associates Intl. Ltd.          129,864
3,800#          Concord EFS Inc.                        104,006
4,400#          Mercury Interactive Corp.               104,808
23,900#         Microsoft Corp.                       1,389,785
30,600#         Oracle Corp.                            414,935
58,400          Pioneer-Standard Electronics            519,176
7,300#          Siebel Systems, Inc.                    119,209

                TELECOM (4.3%)
9,800           AT&T Corp.                              149,450
19,014#         AT&T Wireless Group                     274,562
8,500           Bellsouth Corp.                         314,500
20,100#         Citizens Communications Co.             178,689
19,200#         Nextel Communications CI A              152,640
9,000#          Qwest Communications Intl.              116,550
13,700          SBC Communications Inc.                 522,107
8,700#          Sprint Corp. (PCS Group)                194,010
11,000          Verizon Communications                  547,910
15,000#         Worldcom Inc.Worldcom Group             201,750

                TOBACCO (0.8%)
10,300          Philip Morris Cos., Inc.                482,040

                TRANSPORTATION (0.8%)
 1,300#         Fedex Corp.                              53,404
     1          Ford Motor Co.                               14
10,000          Harley-Davidson, Inc.                   452,600

                UTILITIES (2.1%)
13,500#         AES Corp.                               186,975
6,300#          Calpine Corp.                           155,925
8,900           CMS Energy Corp.                        191,439
3,400           Dominion Resources                      207,808
7,000           Duke Energy Corp.                       268,870
5,200           Dynegy Inc.                             186,680
7,100           Enron Corp.                              98,690

                Total Common Stocks
                (cost $62,601,262)                   60,061,535

                                                     ----------
Principal
Amount          SHORT-TERM SECURITIES (3.2%)**
--------------------------------------------------------------------------------
                COMMERCIAL PAPER - DISCOUNTED
$1,292,000       American Express Credit Union
                Note due 11/02/01                     1,291,910
$  696,000      Household Finance Corp.
                Note due 11/05/01                       695,809
                                                        -------

                Total Short-Term Securities
                (Cost $1,987,719)                     1,987,719
                                                      ---------

                TOTAL INVESTMENTS (101.0%)
                (Cost $64,588,981)                   62,049,254

                CASH AND RECEIVABLES
                LESS LIABILITIES (-1.0%)               (656,377)
                                                        --------

                NET ASSETS (100%)                   $61,392,877
                                                    ===========


         #   Non-income producing security during the year ended October 31.

        ** Short-term investments include any security which has a maturity of less than one year.

                 See accompanying notes to financial statements

                      STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 2001
ASSETS:
        Investments in securities, at
          market value (cost $64,588,981)         $62,049,254
        Cash                                           60,360
        Receivables:
                Investment securities sold            374,729
                Dividends                              44,193
                                                       ------
                   Total assets                                     $62,528,536

LIABILITIES:
        Investment securities purchased             1,003,947
        Investment advisory fees                      118,292
        Transfer agent fees                             2,410
        Custodian fees                                  1,010
        Professional services                          10,000
                                                       ------
                Total liabilities                                     1,135,659
                                                                      ---------
NET ASSETS                                                          $61,392,877
                                                                    ===========
ANALYSIS OF NET ASSETS:
        Paid in capital                                             $63,834,319
        Undistributed net investment income                             209,533
        Accumulated net realized loss on investments                   (111,248)
        Net unrealized depreciation of investments                    2,539,727)
                                                                      ---------
        Net assets, for 6,226,282 shares outstanding                $61,392,877
                                                                 ===========
        Net asset value and
           redemption and offering price per share                        $9.86
                                                                          =====

                            STATEMENT OF OPERATIONS
                      For the Year Ended October 31, 2001
INVESTMENT INCOME:
  Income:
    Dividends                                        $760,532
    Interest                                          268,118
                                                      -------
       Total investment income                                       $1,028,650

  Expenses:
    Investment advisory fees                          534,375
    Transfer agent fees                                29,328
    Professional services                              12,067
    Printing, stationery and postage                    5,635
    Licenses and fees                                  23,008
    Directors fees                                      3,157
    Other expenses                                     36,699
                                                       ------
       Total expenses                                                   644,269
                                                                        -------
         Net investment income                                         $384,381
                                                                       --------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
    Net realized gain on investments                                    292,665
    Net change in unrealized depreciation
      of investments                                                (14,927,414)
                                                                    -----------
    Net loss on investments                                         (14,634,749)
    Net decrease in net assets resulting
            from operations                                        ($14,250,368)
                                                                   ============

                 See accompanying notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                 For the Years Ended October 31, 2001 and 2000

                                                 2001            2000
                                                 ----            ----
DECREASE IN NET ASSETS
OPERATIONS:
   Net investment income                    $   384,381     $   435,989
   Net realized gain on investments             292,665      14,012,972
   Net change in unrealized
     depreciation of investments            (14,927,414)    (14,273,924)
                                            -----------     -----------
   Net change in net assets
     resulting from operations              (14,250,368)         175,037
                                            -----------          -------
DISTRIBUTIONS:
   Dividends of net
     investment income                         (435,798)        (694,731)
   Distributions of net realized gains      (13,972,171)     (13,863,090)
                                            -----------      -----------
   Total distributions to shareholders      (14,407,969)     (14,557,821)
                                            -----------      -----------
SHARE TRANSACTIONS:
    Net proceeds from sale of shares          1,765,631       2,299,681
    Net asset value of shares issued to
      shareholders in reinvestment
      of distributions                       14,175,417      14,322,617
                                             ----------      ----------
                                             15,941,048      16,622,298
    Cost of shares redeemed                  (6,410,021)    (17,408,422)
    Net increase (decrease) in net assets
      derived from share transactions         9,531,027       (786,124)
                                              ---------       --------
    Total decrease in net assets            (19,127,310)    (15,168,908)

NET ASSETS:
    Beginning of year                        80,520,187      95,689,095
                                             ----------      ----------
    End of year                             $61,392,877     $80,520,187
                                            ===========     ===========

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1.      Significant Accounting Policies

Sentry Fund, Inc. (Fund) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is affiliated with Sentry Insurance a Mutual Company. The Funds investment advisor, Sentry Investment Management, Inc., and the Funds underwriter, Sentry Equity Services, Inc., are wholly-owned subsidiaries of Sentry Insurance a Mutual Company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require mangement to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following summarizes the significant accounting policies of the Fund.

Security Valuation - Portfolio securities which are traded on a national securities exchange are valued at the last sales price as of the close of trading on the New York Stock Exchange or, if there has been no sale on that day, at the last bid price. Securities traded on the over-the-counter market are valued at the mean between the last quoted bid and asked prices. Securities, which are purchased within 60 days of their stated maturity, are valued at amortized cost, which approximates fair value.

Federal Income and Excise Taxes - No provision for Federal income or excise taxes is recorded since the Fund intends to distribute to its shareholders substantially all of its taxable income, and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

Investment Income and Security Transactions - Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized when earned. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

2. Capital Shares

At October 31, 2001, there were 10,000,000 shares of $1 par value capital stock authorized. Transactions in capital stock for the years ended October 31, 2001 and 2000 were as follows:


                                                 2001            2000
                                                 ----            ----
        Shares sold                            154,541          154,090
        Shares issued to shareholders
          in reinvestment of distributions   1,214,843          987,181
                                             ---------          -------
                                             1,369,384        1,141,271
        Shares redeemed                       (546,576)      (1,161,122)
                                              --------       ----------
        Net increase (decrease) in shares
          outstanding                          822,808          (19,851)
                                               =======          =======

3.  Purchases and Sales of Securities

Purchases and sales of common stock during the year ended October 31, 2001 aggregated $41,582,852 and $41,838,108, respectively.

4. Investment Advisory Fees and Other Transactions With Affiliates

Under terms of its investment advisory agreement with Sentry Investment Management, Inc., the Fund pays an advisory fee equal to .75% of the average daily net assets of the Fund. However, if the total annual expenses of the Fund (excluding taxes, portfolio brokerage commissions and interest, but including investment advisory fees) exceed 1.5% of the first $30,000,000 and 1% of the balance of the average daily net assets of the Fund in any one fiscal year, the investment adviser will reimburse the Fund for such excess. Expenses did not exceed the applicable limitation for the year ended October 31, 2001.

Sentry Equity Services, Inc., (SESI), as principal underwriter of the Fund, paid $5,368 in commissions to sales representatives for the year ended October 31, 2001. In addition, SESI also acts as transfer agent and receives annual fees from the Fund of $8.50 per shareholder account.

As of October 31, 2001, Sentry Insurance and the Sentry 401(k) Plan held 33% and 24%, respectively, of the Funds outstanding capital stock.

5. Distributions to Shareholders

Net realized gains from security transactions are distributed to shareholders by the end of the next fiscal year, unless there are capital loss carryovers which may be applied against such realized gains. On December 14, 2000 and June 13, 2001, the Fund distributed $13,532,111 ($2.54 per share) and $440,060
($.07 per share), respectively, related to net realized capital gains. Realized capital gains and net investment income as of October 31, 2001 will be paid out on December 13, 2001. On December 14, 2000, and June 13, 2001, the Fund distributed $372,932 ($.07 per share) and $62,866 ($.01 per share), respectively, from net investment income.

6. Income Tax Information

Unrealized gains and losses on investment securities for both financial statement and Federal income tax purposes at October 31, 2001 were as follows:

                Gross unrealized gains                  $7,450,338
                Gross unrealized losses                 (9,990,065)
                   Net                                 ($2,539,727)

The aggregate investment cost for both financial statement and Federal income tax purposes at October 31, 2001 was $64,588,981.

FINANCIAL HIGHLIGHTS

The following presents information relating to a share of capital stock of the Fund outstanding for the entire period:

                                                                      Year Ended October 31,
                                                                       ----------------------
                                                2001           2000           1999           1998           1997
                                             ----------     ----------     ----------     ----------      --------
Net asset value, beginning of period         $  14.90       $  17.64       $  19.80       $   23.95      $  18.19
                                             --------       --------       --------       ---------      --------

Income from investment operations
Net investment income                             .06            .08            .15             .11           .13
Net realized and unrealized gains (losses)
on investments                                  (2.41)          (.09)          (.19)           (.30)         6.70
                                                -----           ----           ----            ----          ----
Total from investment operations                (2.35)          (.01)          (.04)           (.19)         6.83

Less distributions
Dividends from net investment income             (.08)          (.13)          (.12)           (.11)         (.16)
Distribution from net realized gains            (2.61)         (2.60)         (2.00)           (3.85)        (.91)
                                                -----          -----          -----            -----         ----
Total distributions                             (2.69)         (2.73)         (2.12)           (3.96)       (1.07)

Net asset value end of period                $   9.86       $  14.90       $  17.64        $   19.80     $  23.95
                                             ========       ========       ========        =========     ========

Total return                                   (18.47%)          .46%          (.57%)           (.76)       39.23%

Net assets, end of period
   (in thousands)                            $  61,393      $  80,520      $  95,689       $  111,850    $118,278
Ratio of expenses to average
  net assets                                      .91%           .88%           .84%             .83%        .83%
Ratio of net investment income to
  average net assets                              .54%           .50%           .81%             .55%        .61%
Portfolio turnover rate                         63.22%         91.38%         24.33%           29.85%      40.75%


                 See accompanying notes to financial statements

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Sentry Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentry Fund, Inc. (the Fund) at October 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Funds management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
November 27, 2001



                      2001 FEDERAL INCOME TAX INFORMATION

Long term capital gains are taxable to shareholders as long term capital gains, regardless of how long a person has been a shareholder. In order to avoid an excise tax on undistributed amounts, the Fund must declare by the end of the calendar year a dividend representing 98% of its ordinary income for the calendar year and 98% of its net capital gains for the period of November 1 of the previous year through October 31 of the current year. Capital gains and income distributions declared and made payable to shareholders of record before the end of the calendar year will be deemed to have been received by the shareholders on December 31 so long as the dividends are actually paid during January of the following year.

For individual tax information, shareholders should consult their own tax advisors.

        Board of Directors

        Thomas R. Copps
        David W. Graebel
        William J. Lohr
        Dale R. Schuh, Chairman
        Steven J. Umland

        Officers

        James J. Weishan, President
        Wallace D. Taylor, Vice President
        William M. OReilly, Secretary
        William J. Lohr, Treasurer

        Investment Advisor
        Sentry Investment Management, Inc.
        Stevens Point, Wisconsin

       Underwriter
        Sentry Equity Services, Inc.
        Stevens Point, Wisconsin

        Custodian
        Citibank, N.A.
        New York, New York

        Legal Counsel
        Kirkland & Ellis
        Chicago, Illinois

        Independent Auditors
        PricewaterhouseCoopers LLP
        Milwaukee, Wisconsin

This report has been prepared for the general information of shareholders of the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which contains other pertinent information.